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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): August 3, 2005

                          CAM COMMERCE SOLUTIONS, INC.
             (Exact name of registrant as specified in its charter)

                Delaware               000-16569           95-3866450
     (State or other jurisdiction     (Commission        (IRS Employer
           of incorporation)          File Number)     Identification No.)

                              17075 Newhope Street
                        Fountain Valley, California 92708
                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (714) 241-9241

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.02  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The following information is furnished pursuant to this Item 2.02 of Form 8-K. On August 3, 2005, CAM Commerce Solutions, Inc. announced its financial results for the three and nine months ended June 30, 2005 pursuant to a press release, a copy of which is attached as Exhibits 99.1 and 99.2 to this report.

The information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the company under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

USE OF NON-GAAP FINANCIAL INFORMATION

CAM Commerce provides a non-GAAP measure with the exclusion of the change in accounting estimate of payment processing revenues for the 3-month and 9-month periods ended June 30, 2004 described in the attached press release. The presentation is intended to be a supplemental measure of performance and was included for the comparability of one reporting period to another. The presentation is not intended to replace or to be displayed more prominently than our GAAP measurement of total revenues, payment processing revenues and pre-tax income. We have provided clear, concise disclosure as part of the press release to enable investors to reconcile the non-GAAP measures to the most directly comparable GAAP financial measure.

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

99.1 Press Release dated August 3, 2005 (furnished pursuant to Item 2.02 of Form 8-K)

99.2     Correction to Press Release dated August 3, 2005

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          CAM COMMERCE SOLUTIONS, INC.
                                          --------------------------------------
                                          (Registrant)

Date:  August 3, 2005                     /s/ Paul Caceres
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                                          Paul Caceres
                                          Chief Financial and Accounting Officer

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                                INDEX TO EXHIBITS

Exhibit
Number     Description
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99.1       Press release, dated August 3, 2005, issued by CAM Commerce Solutions
           Corporation

99.2       Correction to Press Release dated August 3, 2005

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